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                                                                  EXHIBIT 10.127

                                Schedule No. 6
                    Schedule of Indebtedness and Collateral


To Master Security Agreement, dated April 5, 2000, between the undersigned Secured Party and Debtor.

This Schedule of indebtedness and Collateral incorporates the terms and conditions of the above-referenced Master Security Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Secured Party of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The equipment listed on this Schedule will be located at:

4411 South 40th Street           Phoenix                 AZ               85040
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Address                           City                 State             Zipcode

Debtor grants to Secured Party a security interest in the property described below, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral.

Collateral Description (Describe Collateral fully including make, kind of unit, model and serial numbers and any other pertinent information.)

See Schedule "A" consisting of one (1) attached hereto and made a part hereof.
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Debtor promises to pay Secured Party (i) the total principal sum of
$2,062,127.92 in 101 (total number) principal payments of $*20,417.11 each, commencing on 6/3/01, and a like sum on a like date of each month thereafter until fully paid, provided, however, that the final payment shall be in the amount of the unpaid balance, plus (ii) interest payable monthly at 0% in excess of the "governing rate" on unpaid principal balances, but in no event greater than the highest rate permitted by relevant law in effect from time to time during the term of this Security Agreement even if this Security Agreement shall state a minimum rate of interest.

"Governing rate" shall mean a rate equal to the highest of (i) the Prime Rate of The Chase Manhattan Bank or its successors or (ii) "The Wall Street Journal Prime Rate" or (iii) the commercial paper rate in effect from time to time. Interest shall be computed on the basis of a year of 360 days. The Prime Rate of The Chase Manhattan Bank or its successors shall mean the rate of interest publicly announced by The Chase Manhattan Bank or its successors in New York from time to time as its Prime Rate. The Prime Rate of The Chase Manhattan Bank or its successors is not intended to be the lowest rate of interest charged by The Chase Manhattan Bank or its successors to its borrowers. "The Wall Street Journal Prime Rate" shall mean the Prime Rate listed by the Wall Street Journal. If more than one Prime Rate is listed in the Wall Street Journal, then the highest rate shall apply. "Commercial paper rate" shall mean the average rate quoted by the Wall Street Journal or such other source as Secured Party may determine for 30-day dealer commercial paper.

Special Provisions.

* First seven (7) months will be interest only with payments of $20,417.11 beginning on 6/3/01





Accepted  9/29/00
         ------------------------------

Secured Party:


THE CIT GROUP/EQUIPMENT FINANCING, INC.

By ____________________________________   Title __________________________


Executed on  9-29-00
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Debtor:

Meadow Valley Contractors, Inc.
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Name of individual, corporation or partnership


By /s/ Kenneth D. Nelson                      Title Vice President
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                                 SCHEDULE "A"
                                 ------------

Attached to and made a part of Equipment Schedule 6 dated 9/29/00, between Meadow Valley Contractors, Inc. as Debtor and The CIT Group/Equipment Financing, Inc. as Secured Party.

Equipment Description
---------------------

One (1) CMI Model PTD-400-189 Portable Triple Drum Asphalt Plant With the
Following:
One (1) Portable Triple Drum S/N PTD000400189
One (1) CMI Model RA-220S-132 Baghouse S/N RA200020S132
One (1) Bin Assembly Model SAB-532-126 S/N SAB532000126
One (1) CMI Stationary 30" x 50' Conveyor S/N OSC05000165
One (1) Recycle Bin Model SRB-132-167 S/N SRB132000167
One (1) Stationary 30" x 70' Conveyor S/N TSC307000131
One (1) Silo Model CE-200P-108 S/N OCE00200P108
One (1) Silo Model CE-200P-109 S/N OCE00200P109
One (1) Traverse Drag Model TDC-3017-314 S/N TDC003017314
One (1) Drag Chain Model Ce-200-106 S/N OCE00200D106
One (1) Heater Model CT-30S0380 S/N 0CT30S000380
One (1) Impulse System S/N CS1002300000
One (1) 12 x 30 Control House S/N SEC2UO230000
One (1) Mineral Fill Model MFS-700S-134 S/N MFS700STA134
One (1) CMI Model 3FT12010 Pitsaver III Truck Scale S/N 0342

All of the above to include tires, wheels, additions, substitutions, attachments, replacements, and accessions thereof, plus the proceeds of all the foregoing.

Secured Party:                          Debtor:
THE CIT GROUP/EQUIPMENT             MEADOW VALLEY CONTRACTORS, INC.
FINANCING, INC.

By: /s/ [ILLEGIBLE]^^               By: /s/ Kenneth D. Nelson
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Title: Manager                      Title: Vice President
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